UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2026 (February 3, 2026)

Dayforce, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN	55425
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On February 4, 2026, Dayforce Bidco, LLC (f/k/a Dawn Bidco, LLC), a Delaware limited liability company (“Parent”), completed its previously announced acquisition of Dayforce, Inc., a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of August 20, 2025 (the “Merger Agreement”), by and among the Company, Parent and Dawn Acquisition Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”).  Parent and Merger Sub are affiliates of Thoma Bravo Fund XIV, L.P., Thoma Bravo Fund XIV-A, L.P., Thoma Bravo Executive Fund XIV, L.P., Thoma Bravo Executive Fund XIV-a, L.P., Thoma Bravo Fund XV, L.P., Thoma Bravo Fund XV-A, L.P., Thoma Bravo Executive Fund XV, L.P., Thoma Bravo Fund XVI, L.P., Thoma Bravo Fund XVI-A, L.P., Thoma Bravo Fund XVI-B, SCSP, Thoma Bravo Executive Fund XVI, L.P., Thoma Bravo Employee Fund, L.P. and Thoma Bravo Employee Fund II, L.P. (each, a ‘‘Thoma Bravo Fund’’ and together, the ‘‘Thoma Bravo Funds’’), and Parent, Merger Sub, and the Thoma Bravo Funds are each affiliated with Thoma Bravo, L.P. (‘‘Thoma Bravo’’).  On February 4, 2026, pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Indenture

On February 4, 2026, the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), entered into the First Supplemental Indenture, dated as of February 4, 2026 (the “Convertible Notes Supplemental Indenture”) to the Indenture, dated as of March 5, 2021, by and between the Company and the Trustee (the “Convertible Notes Original Indenture” and, together with the Convertible Notes Supplemental Indenture, the “Convertible Notes Indenture”), relating to the Company’s 0.25% Convertible Senior Notes due 2026 (the “Convertible Notes”).

As a result of the Merger, and pursuant to the Convertible Notes Supplemental Indenture, the Convertible Notes are no longer convertible into shares of common stock, par value $0.01 per share, of the Company ("Company Common Stock"). Instead, subject to the terms and conditions of the Convertible Notes Indenture, the Convertible Notes are convertible into an amount of cash based on the per share merger consideration payable pursuant to the Merger Agreement.

The foregoing description of the Convertible Notes Indenture and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the Convertible Notes Indenture.  A copy of the Convertible Notes Original Indenture was filed as Exhibit 4.3 to the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 28, 2025.  A copy of the Convertible Notes Supplemental Indenture is filed hereto as Exhibit 4.1.  The Convertible Notes Original Indenture and the Convertible Notes Supplemental Indenture are incorporated by reference into this Item 1.01.

Unwind Agreements

As previously disclosed, in connection with issuing the Convertible Notes, the Company entered into privately negotiated capped call transactions (the “Capped Call Transactions”) with certain financial institutions (the “Capped Call Counterparties”). On February 4, 2026, the Company entered into unwind agreements with each Capped Call Counterparty pursuant to which, in the aggregate, all Capped Call Transactions were terminated in exchange for a nominal payment in favor of the Company.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Concurrently with the closing of the Merger, the Company terminated all commitments outstanding under, and repaid all outstanding loans and other amounts due under, the Credit Agreement, dated as of February 29, 2024 (as amended by that certain First Amendment to Credit Agreement, dated as of February 14, 2025, the “Credit Agreement”), by and among the Company, the lenders and other parties from time to time party thereto, and JPMorgan Chase Bank, N.A., as collateral agent and administrative agent (the “Agent”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01, Item 5.01, Item 5.02, Item 5.03 and Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger:

●
each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (subject to certain exceptions set forth in the Merger Agreement) was automatically converted into the right to receive $70.00 in cash, without interest (the “Merger Consideration”);

●
each vested Company stock option issued and outstanding immediately prior to the Effective Time with an exercise price less than the Merger Consideration was converted into the right to receive a cash payment based on the Merger Consideration and the applicable exercise price;

●
each vested Company restricted stock unit (“RSU”) and vested Company performance-based restricted stock unit (“PSU”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive a cash payment based on the Merger Consideration;

●
each unvested Company RSU and unvested Company PSU issued and outstanding immediately prior to the Effective Time was converted into an award representing the right to receive a cash payment based on the Merger Consideration, subject to the same terms and conditions (including vesting) that applied to such awards immediately prior to the Effective Time (except that any performance conditions were deemed achieved at 100% of target performance levels, and subject to certain other specified exceptions that applied, among other things, to holders of such unvested awards that were residents of Canada and certain other non-U.S. jurisdictions);

●
each unvested Company stock option issued and outstanding immediately prior to the Effective Time, and each Company stock option issued and outstanding immediately prior to the Effective Time with an exercise price equal to or greater than the Merger Consideration, was cancelled without consideration; and

●
 (i) each share of Company Common Stock that was held by the Company as treasury stock or owned by Parent or Merger Sub immediately prior to the Effective Time was canceled and ceased to exist and no consideration was delivered in exchange therefor, and (ii) each share of Company Common Stock that was owned by any direct or indirect wholly owned subsidiary of the Company immediately prior to the Effective Time, was, at the election of Parent, either converted into shares of common stock of the surviving corporation in the Merger or canceled.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2025, the terms of which are incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On February 4, 2026, in connection with the consummation of the Merger, the Company notified The New York Stock Exchange (“NYSE”) that the Merger had been consummated and requested that the listing of the shares of Company Common Stock on NYSE be withdrawn on that day. In addition, the Company requested that NYSE file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to report the delisting of its shares from NYSE and to deregister its shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and Section 15(d) of the Exchange Act.  Also on February 4, 2026, in accordance with the Toronto Stock Exchange’s (“TSX”) conditional approval of the delisting of the shares of Company Common Stock from the TSX, the Company has provided the TSX with notice of the consummation of the Merger and all documentation requested by the TSX in connection therewith.  It is anticipated that the Company Common Shares will be delisted from the TSX within one to two trading days after such date.  The Company intends to file an application to cease to be a reporting issuer in each applicable jurisdiction in Canada promptly following the closing of the Merger.

Item 3.02	Unregistered Sales of Equity Securities.

On February 3, 2026, the Company issued 1,950,866 shares of Company Common Stock to holders of the outstanding exchangeable shares of Ceridian AcquisitionCo ULC not held by the Company or its subsidiaries, in exchange for all of the outstanding exchangeable shares of Ceridian AcquisitionCo ULC not held by the Company or its subsidiaries on a 1-1 basis.

The offers and sales of these shares of Company Common Stock were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In connection with the consummation of the Merger, at the Effective Time, Company stockholders as of immediately prior to the Effective Time ceased to have any rights with respect to the shares of Company Common Stock, except for the right to receive the Merger Consideration, subject to any required tax withholding, and subject to the terms and conditions set forth in the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent. The funds used to complete the Merger and the transactions contemplated by the Merger Agreement were provided by equity contributions from funds managed by Thoma Bravo, as well as third-party debt financing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

At the Effective Time, pursuant to the Merger Agreement, each of David Ossip, Brent Bickett, Ronald Clarke, Deborah Farrington, Thomas Hagerty, Linda Mantia, Ganesh Rao, Andrea Rosen, and Gerald Throop, each a director of the Company as of immediately prior to the Effective Time, ceased to be a director of the Company and members of any committee of the Company’s Board of Directors.  At the Effective Time, each of Nicholas D. Cucci, Jeffrey S. Jacobs, and William E. McDonald became a director of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In connection with the completion of the Merger, on February 4, 2026, the Company filed with the Secretary of State of the State of Delaware the certificate of merger relating to the Merger.  At the Effective Time and pursuant to the Merger Agreement, the Company’s certificate of incorporation as in effect immediately prior to the Merger was amended and restated in its entirety.  A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto, which is incorporated by reference into this Item 5.03.  In connection with the completion of the Merger and pursuant to the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated in their entirety.  A copy of such amended and restated bylaws is filed as Exhibit 3.2 hereto, which is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On February 4, 2026, the Company provided holders of the Convertible Notes with a notice of Supplemental Indenture, Repurchase Right, Fundamental Change, Make-Whole Fundamental Change, Common Stock Change Event, Fundamental Change Company Notice and Conversion Rights with respect to the Convertible Notes and the Convertible Notes Indenture. A copy of the notice is attached hereto as Exhibit 99.1.

The information included in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On February 4, 2026, the Company and Thoma Bravo issued a joint press release announcing completion of the Merger. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of August 20, 2025, by and among Dawn Bidco, LLC, Dawn Acquisition Merger Sub, Inc., and Dayforce, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 21, 2025).*

3.1	Amended and Restated Certificate of Incorporation of Dayforce, Inc., dated as of February 4, 2026.

3.2	Amended and Restated Bylaws of Dayforce, Inc., dated as of February 4, 2026.

4.1	First Supplemental Indenture, dated as of February 4, 2026, to the Indenture, dated as of March 5, 2021, by and between Dayforce, Inc. and Computershare Trust Company, N.A.

99.1
Notice of Supplemental Indenture, Repurchase Right, Fundamental Change, Make-Whole Fundamental Change, Common Stock Change Event, Fundamental Change Company Notice and Conversion Rights to Holders of 0.25% Convertible Senior Notes due 2026, dated February 4, 2026.

99.2	Press Release, dated February 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYFORCE, INC.

Date: February 4, 2026	By:	/s/ William E. McDonald
	Name:	William E. McDonald
	Title:	Executive Vice President, Chief Legal and Compliance Officer, and Corporate Secretary